UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

SUNWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-49805	01-0592299
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

1010 Winding Creek Road, Suite 100 Roseville, CA	95678
(Address of Principal Executive Offices)	(Zip Code)

(916) 409-6900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Form 8-K/A”) amends the Current Report on Form 8-K filed by Sunworks, Inc. (the “Company”) with the Securities and Exchange Commission (the “Commission”) on July 1, 2016 (“Original Form 8-K”). The Original Form 8-K reported that the Company held its Annual Meeting of Stockholders on June 29, 2016 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on Proposals 1, 2 and 5, each of which is described in more detail in the Original Form 8-K and the Company’s definitive proxy statement filed with the Commission on May 18, 2016 (the “Definitive Proxy Statement”). To allow additional time for stockholders to vote on Proposals 3 and 4, the Company adjourned the Annual Meeting with respect to such proposals until July 12, 2016.

This Form 8-K/A supplements the Original Form 8-K and provides the results of Proposals 3 and 4 and information with respect to an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”). No other modification to the Original Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the Original Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 12, 2016, the Company reconvened its adjourned Annual Meeting for the purpose of holding a stockholder vote on Proposals 3 and 4. As of May 13, 2016, the record date, a total of 17,694,728 shares of common stock and 1,506,024 shares of Series B Preferred Stock were issued and outstanding of which a quorum was represented in person or by valid proxies at the reconvened meeting. The final results for Proposals 3 and 4, as set forth in the Definitive Proxy Statement, are as follows:

Proposal 3. At the reconvened Annual Meeting, the Company did not receive a vote of the majority of the issued and outstanding voting capital stock of the Company required to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to grant to the Board of Directors the power to amend the Company’s Bylaws. The result of the votes was as follows:

For	Against	Abstain
11,039,190	1,210,090	118,904

Proposal 4. At the reconvened Annual Meeting, the stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to permit a majority of the directors of the Company to fix, from time to time, the number of directors to not less than 1 nor more than 15 directors. The result of the votes was as follows:

For	Against	Abstain
11,712,707	591,807	63,670

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company filed an amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) to permit a majority of the directors of the Company to fix, from time to time, the number of directors to not less than one (1) nor more than fifteen (15) directors.

A copy of the Certificate of Amendment, as filed with the Secretary of State of the State of Delaware, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1      Certificate of Amendment of the Certificate of Incorporation of Sunworks, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNWORKS, INC.

Date: July 15, 2016	By:	/s/ James B. Nelson
	Name:	James B. Nelson
	Title:	Chief Executive Officer